Other Financial Assets - Current and Non-current	12 Months Ended
Dec. 31, 2025
Other Financial Assets Current And Non Current [Abstract]
Other Financial Assets - Current and Non-current

NOTE 8. Other Financial Assets – Current and Non-current

	December 31,	December 31,
	2025	2024
Restricted cash in the trust account	$7,068,267	5,366,738
Restricted time deposit - current	31,802	30,502
Other financial assets – current	7,100,069	5,397,240
Restricted time deposit - non-current	241,251	183,011
Guarantee deposits paid	433,883	538,335
Other financial assets – non-current	675,134	721,346
Total	$7,775,203	6,118,586

Restricted cash in the trust account represents cash collected from PayNow payment processing services and deposited into a trust account with a financial institution for the exclusive purpose of completing payment transactions. The terms and conditions of the trust agreement restrict the Company from accessing the amounts held in the trust account. Refer to Note 25 for details of pledged assets.